UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2021

ALUSSA ENERGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39145	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 500, 71 Fort Street

Grand Cayman KY1-1106

Cayman Islands

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1 345 949 4900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	ALUS.U	The New York Stock Exchange

Class A Ordinary Shares, par value $0.0001 per share	ALUS	The New York Stock Exchange

Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	ALUS.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ADDITIONAL INFORMATION

FREYR Battery, a company organized under the laws of Luxembourg (“Pubco”), filed on March 26, 2021 with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-254743) which was amended on May 7, May 27 and June 9, 2021 (as amended, the “Registration Statement”), which includes a preliminary proxy statement of Alussa Energy Acquisition Corp., a Cayman Island exempted company (“Alussa”), and a prospectus in connection with the proposed business combination transaction (the “Business Combination”) involving Alussa, Pubco and FREYR A/S, a company organized under the laws of Norway (“FREYR”). The Registration Statement was declared effective on June 14, 2021, and the definitive proxy statement and other relevant documents will be mailed to shareholders of Alussa as of the close of business on April 30, 2021. Shareholders of Alussa and other interested persons are advised to read the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Alussa’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents contain important information about Alussa, FREYR, Pubco and the Business Combination. Alussa shareholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to Alussa by contacting its Chief Executive Officer, Daniel Barcelo, c/o Alussa Energy Acquisition Corp. PO Box 500, 71 Fort Street, Grand Cayman KY1-1106, Cayman Islands, at +1(345) 949 4900.

Participants in the Solicitation

Alussa, Pubco and FREYR and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the shareholders of Alussa in favor of the approval of the Business Combination. Shareholders of Alussa and other interested persons may obtain more information regarding the names and interests in the proposed transaction of Alussa’s directors and officers in Alussa’s filings with the SEC, including Alussa’s annual report on form 10-K for the year-ended December 31, 2020, which was filed with the SEC on March 1, 2021 and amended on May 6, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Additional information regarding the interests of such potential participants will also be included in the Registration Statement and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto do not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 8.01	Other Events.

On June 14, 2021, FREYR and Alussa issued a joint press release announcing that the SEC has declared effective Pubco’s Registration Statement filed in connection with the Business Combination and that Alussa’s special meeting (the “Special Meeting”) to vote on certain proposals relating to the Business Combination will be held on June 30, 2021 at 10:00 a.m. Eastern Time via a virtual meeting at the following address: https://www.cstproxy.com/alussaenergy/2021. The record date for those eligible to receive notice of and to vote at the Special Meeting is April 30, 2021. Alussa expects to mail its definitive proxy statement/prospectus and related information regarding the Business Combination and the Special Meeting on or about June 16, 2021. In connection with the Special Meeting, Alussa shareholders that wish to exercise their redemption rights must do so no later than 5:00 p.m. Eastern Time on June 28, 2021 by following the procedures as specified in the definitive proxy statement/prospectus for the Special Meeting.

Additionally, in the same press release, FREYR and Alussa announced that they will jointly host a 2021 Capital Markets Update webcast on June 22, 2021.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 14, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALUSSA ENERGY ACQUISITION CORP.

	By:	/s/ Daniel Barcelo
		Name:	Daniel Barcelo
		Title:	Chief Executive Officer and President

Dated: June 14, 2021

3